Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2022
The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in their capacity as an officer of MediaCo Holding Inc. (the “Company”), that, to his knowledge:
(1)the Form 10-K for the period ended December 31, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 15, 2025

/s/ Alberto Rodriguez
Alberto Rodriguez
Interim Chief Executive Officer and President (Principal Executive Officer)